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                                                December 1, 1996 Supplement to
                                                  Prospectus Dated May 1, 1996



High Yield Bond Trust


Fund Administration


High Yield Bond Trust ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                                                         12/96
L-11173A